UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-A
FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR (g) OF THE
SECURITIES EXCHANGE ACT OF 1934

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation or organization)	87-0802328 (I.R.S. Employer Identification No.)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices)
Securities to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered	Name of each exchange on which each class is to be registered

Common Shares of Beneficial Interest	New York Stock Exchange
     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]
     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [   ]
     Securities Act registration statement file number to which this form relates: 333-140966
     Securities to be registered pursuant to Section 12(g) of the Act: None

INFORMATION REQUIRED IN REGISTRATION STATEMENT
Item 1. Description of Registrant’s Securities to be Registered.
Item 2. Exhibits
SIGNATURE

INFORMATION REQUIRED IN REGISTRATION STATEMENT
Item 1. Description of Registrant’s Securities to be Registered.
          The section captioned “The Transaction” in the Registrant’s Registration Statement filed on Form N-14 (File No. 333-140966), dated February 28, 2007, and Amendment No. 1 thereto, dated April 16, 2007, and Amendment 2 thereto, dated April 19, 2007, is incorporated herein by reference.
Item 2. Exhibits
          Pursuant to the instructions as to exhibits, no exhibits are filed herewith or incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.
THE GABELLI HEALTHCARE & WELLNESSRx TRUST
Date: June 8, 2007

By:	/s/ Agnes Mulady
	Name:	Agnes Mullady
	Title:	President